<COVER>

U. S. Securities And Exchange Commission
Washington, D.C. 20549









                               Form 8-K






Current Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported): January 21, 1999

Commission File Number 1-8612






                         Ameritech Corporation






                              a Delaware Corporation
                              30 South Wacker Drive
                              Chicago, Illinois 60606
                              I.R.S. Employer Identification Number 36-3251481


                              Telephone number (800)257-0902

Item 5.  Other Events
         ------------

Attached as an exhibit is a press release issued by Ameritech Corporation on January 21, 1999 announcing the earnings for the fourth quarter and year ended December 31, 1998.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits.

99      Press Release, dated January 21, 1999, issued by Ameritech
        Corporation.

   Under the requirements of the Securities Exchange Act of 1934, an authorized company official has signed this report on our behalf.


Dated: January 21, 1999

                                   Ameritech Corporation


                                   By: /s/ Oren G. Shaffer
                                       Oren G. Shaffer
                                       Executive Vice President and
                                       Chief Financial Officer